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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)     DECEMBER 12, 2001
                                                 -------------------------------

                               DCB FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)

           OHIO                        0-22387                  31-1469837
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

        110 RIVERBEND AVENUE,             LEWIS CENTER, OHIO         43035
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS,
                  PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  The following exhibits are included with this Report:

                           Exhibit 99. Press Release, dated December 12, 2001.

ITEM 9. REGULATION FD DISCLOSURE

        On December 12, 2001 DCB Financial Corp. issued the press release which is included as Exhibit 99 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  December 12, 2001         DCB Financial Corp.


                                  /s/ John A. Ustaszewski
                                  --------------------------------------------
                                  John A. Ustaszewski, Chief Financial Officer